UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7686

Salomon Brothers Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  May 31
Date of reporting period: November 30, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Semi-Annual Report to Stockholders is filed herewith.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

Dear Shareholder,

I am pleased to report that the fund outperformed the J.P. Morgan Emerging Markets Bond Plus Index ("EMBI+")/i/ in terms of its net asset value ("NAV")/ii/ and its New York Stock Exchange ("NYSE") market price returns, and also performed better than its Lipper category average over the fund's fiscal period./iii/

Over the six months ended November 30, 2003, the fund returned 13.88% in terms of its market price and 7.17% based upon its NAV. In comparison, the EMBI+ returned 4.52% and the fund's Lipper emerging markets debt closed-end funds category average, which is based on each fund's NAV, returned 6.44% over the same period./iv/ In addition to performing well over the short term, the fund finished first in its Lipper category over one-, three-, five-, and 10-year periods as of the period's close./1/

During these six months, the fund distributed dividends to shareholders totaling approximately $0.825 per share. The table below shows the six-month total return based on the fund's November 30, 2003 NAV per share and its closing price. Past performance is not indicative of future results.


                   FUND PERFORMANCE AS OF NOVEMBER 30, 2003

                   Six-Month
                     Total
 Price Per Share    Return
----------------  ---------
  $14.02 (NAV)        7.17%
----------------  ---------
 $16.72 (NYSE)       13.88%

  Total returns are based on changes in NAV or the market price, respectively. Total return assumes the reinvestment of all dividends and/or capital gains distributions in additional shares. The returns are as of November 30, 2003 and are subject to change.


/1/ Past performance is not indicative of future results. Rankings in the Lipper emerging markets debt closed-end funds category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of November 30, 2003. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. The fund's shares were ranked 1 out of 12 funds for the 1-, 3- and 5-year periods, and 1 out of 9 funds for the 10-year period.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


Early in the summer, a sell-off in the U.S. Treasury bond market and concerns that inflation could pick-up initially caused global bond markets to pull back virtually across the board. The sovereign debt markets rebounded as the period advanced after the Treasury markets stabilized and investors refocused their attention on fundamentals in improving emerging market economies. The fund's return surpassed the EMBI+'s return over the period as a result of the manager's positioning of assets within various emerging markets. The fund particularly benefited from its overall exposure to Latin America relative to the EMBI+.

In today's low interest rate environment, bonds trading in emerging markets may seem even more appealing given their higher yields compared to investment-grade issues and capital appreciation potential. Remember, however, that these bonds carry more credit risk than investment-grade issues, as well as political and economic risks associated with individual emerging market countries, which is why it is critical to perform a thorough analysis before carefully investing in these bonds. In our opinion, this is all the more reason why investing in emerging markets with a professional fund manager may be a more prudent strategy than buying these bonds directly. Fund managers may provide the diversification and diligent credit analysis that is so important in seeking to manage risk.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your continued confidence in our stewardship of your assets.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman and Chief Executive Officer

December 15, 2003

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .






The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2003 and are subject to change. Please refer to pages 4 through 7 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

/i/ The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
/ii/ NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares.
/iii/ Past performance does not guarantee future results. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
/iv/ Lipper, Inc. is a major independent mutual-fund tracking organization. The return is based on the six-month period ended November 30, 2003, calculated among 12 funds in the fund's Lipper emerging markets debt closed-end funds category, including the reinvestment of dividends and capital gains, if any.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .



SCHEDULE OF INVESTMENTS (unaudited)
November 30, 2003

         Face
        Amount                  Security (a)                     Value
      --------------------------------------------------------------------
      SOVEREIGN BONDS -- 88.3%
      Brazil -- 25.3%
                  Federal Republic of Brazil:
      $20,045,000   11.000% due 8/17/40 (b)................. $  20,596,237
       64,649,025   C Bond, 8.000% due 4/15/14..............    62,366,106
                    FLIRB, Series L:
       23,851,389    Bearer, 2.000% due 4/15/09 (b)(c)......    22,181,792
       10,511,771    Registered, 2.000% due 4/15/09 (c).....     9,775,947
                                                             -------------
                                                               114,920,082
                                                             -------------
      Bulgaria -- 4.8%
                  Republic of Bulgaria:
       15,725,000   8.250% due 1/15/15......................    18,358,938
        3,675,000   DISC, Series A, 1.9375% due 7/28/24 (c).     3,635,953
                                                             -------------
                                                                21,994,891
                                                             -------------
      Colombia -- 4.7%
                  Republic of Colombia:
          865,000   10.750% due 1/15/13.....................       953,662
       20,050,000   10.375% due 1/28/33.....................    20,551,250
                                                             -------------
                                                                21,504,912
                                                             -------------
      Costa Rica -- 1.6%
                  Republic of Costa Rica:
        6,000,000   8.050% due 1/31/13......................     6,480,000
          800,000   9.995% due 8/1/20 (d)...................       952,000
                                                             -------------
                                                                 7,432,000
                                                             -------------
      Ecuador -- 4.8%
       23,500,000 Republic of Ecuador, 12.000% due 11/15/12.    21,678,750
                                                             -------------
      El Salvador -- 1.5%
                  Republic of El Salvador:
        3,650,000   7.750% due 1/24/23......................     3,768,625
        2,975,000   8.250% due 4/10/32......................     2,841,125
                                                             -------------
                                                                 6,609,750
                                                             -------------
      Mexico -- 11.5%
                  United Mexican States:
        3,000,000   6.375% due 1/16/13......................     3,087,000
       10,250,000   11.375% due 9/15/16.....................    14,401,250

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .



SCHEDULE OF INVESTMENTS (unaudited) (continued)
November 30, 2003

              Face
             Amount             Security (a)               Value
           ----------------------------------------------------------
           Mexico -- 11.5% (continued)
           $26,775,000   8.300% due 8/15/31........... $   29,586,375
             5,250,000   7.500% due 4/8/33............      5,348,438
                                                       --------------
                                                           52,423,063
                                                       --------------
           Panama -- 4.5%
                       Republic of Panama:
             5,176,000   9.375% due 1/16/23...........      5,615,960
             7,500,000   8.875% due 9/30/27...........      7,824,375
             4,890,000   9.375% due 4/1/29............      5,501,250
             1,743,679   IRB, 1.9375% due 7/17/14 (c).      1,647,777
                                                       --------------
                                                           20,589,362
                                                       --------------
           Peru -- 4.8%
                       Republic of Peru:
             4,500,000   FLIRB, 4.500% due 3/7/17 (c).      3,937,500
            19,528,500   PDI, 5.000% due 3/7/17 (c)...     18,063,862
                                                       --------------
                                                           22,001,362
                                                       --------------
           Philippines -- 4.3%
                       Republic of Philippines:
            18,000,000   8.250% due 1/15/14...........     16,965,000
             2,525,000   10.625% due 3/16/25..........      2,607,063
                                                       --------------
                                                           19,572,063
                                                       --------------
           Russia -- 12.8%
                       Russian Federation:
             1,325,000   11.000% due 7/24/18..........      1,762,250
            60,065,000   5.000% due 3/31/30 (c).......     56,348,478
                                                       --------------
                                                           58,110,728
                                                       --------------
           Turkey -- 4.8%
                       Republic of Turkey:
            15,000,000   9.500% due 1/15/14...........     16,443,750
             4,225,000   11.875% due 1/15/30..........      5,381,594
                                                       --------------
                                                           21,825,344
                                                       --------------

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .



SCHEDULE OF INVESTMENTS (unaudited) (continued)
November 30, 2003

        Face
       Amount                                                 Security (a)                                            Value
-------------------------------------------------------------------------------------------------------------------------------
Venezuela -- 2.9%
                       Republic of Venezuela:
$   850,000              6.750% due 3/31/20....................................................................... $    765,000
  9,000,000              9.250% due 9/15/27.......................................................................    7,488,000
  5,142,720              DCB, 1.875% due 12/18/07 (c).............................................................    4,795,586
                                                                                                                   ------------
                                                                                                                     13,048,586
                                                                                                                   ------------

                       TOTAL SOVEREIGN BONDS (Cost -- $398,144,439)...............................................  401,710,893
                                                                                                                   ------------
LOAN PARTICIPATIONS (E) -- 3.7%
Jamaica -- 0.2%
    687,500            Government of Jamaica, Tranche B, 2.000% due 11/15/04
                        (J.P. Morgan Chase & Co.) (c).............................................................      646,250
                                                                                                                   ------------
Morocco -- 3.0%
                       Kingdom of Morocco:
 13,989,461              Tranche A, 2.03125% due 1/2/09 (CS First Boston Corp.,
                          J.P. Morgan Chase & Co., and UBS Financial Services Inc.) (c)...........................   13,744,645
     88,218              Tranche B, 2.03125% due 1/2/04 (Morgan Stanley Co. Inc.) (c).............................       84,690
                                                                                                                   ------------
                                                                                                                     13,829,335
                                                                                                                   ------------
Russia -- 0.5%
  3,000,000            Russian Government, Foreign Trade Obligation (Bank of America) (f)(g)......................    2,370,000
                                                                                                                   ------------

                       TOTAL LOAN PARTICIPATIONS (Cost -- $16,271,719)............................................   16,845,585
                                                                                                                   ------------
CORPORATE BONDS -- 4.6%
Mexico -- 4.6%
 18,300,000            PEMEX, Project Funding Master Trust, 7.375% due 12/15/14...................................   19,306,500
  1,225,000            Petroleos Mexicanos, 9.500% due 9/15/27....................................................    1,430,188
                                                                                                                   ------------

                       TOTAL CORPORATE BONDS (Cost -- $21,507,258)................................................   20,736,688
                                                                                                                   ------------
      Warrants/
       Rights
-----------
WARRANTS AND RIGHTS (G)(H) -- 0.0%
      2,000 /Warrants/   Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant
                          exercisable for 12.914 shares of common stock.) (d).....................................            0
     55,335 /Rights/     Venezuela Discount Right.................................................................            0
                                                                                                                   ------------

                       TOTAL WARRANTS AND RIGHTS (Cost -- $0).....................................................            0
                                                                                                                   ------------

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



SCHEDULE OF INVESTMENTS (unaudited) (continued)
November 30, 2003


   Face
  Amount                                            Security                                             Value
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.4%
$7,174,000 Merrill Lynch Government Security, 1.000% due 12/1/03; Proceeds at maturity -- $7,174,598;
            (Fully collateralized by U.S. Treasury Bills, due 1/15/04 to 4/15/04;
            Market value -- $7,317,480).............................................................. $  7,174,000
 8,426,000 Morgan Stanley & Co. Inc., 1.000% due 12/1/03; Proceeds at maturity -- $8,426,702;
            (Fully collateralized by U.S. Treasury Strips, due 5/15/06 to 2/15/12;
            Market value -- $8,678,780)..............................................................    8,426,000
                                                                                                      ------------

           TOTAL REPURCHASE AGREEMENTS (Cost -- $15,600,000).........................................   15,600,000
                                                                                                      ------------

           TOTAL INVESTMENTS -- 100.0% (Cost -- $451,523,416*)....................................... $454,893,166
                                                                                                      ============

--------
(a)All securities are segregated as collateral pursuant to a revolving credit facility.
(b)All or a portion of this security is segregated as collateral for reverse repurchase agreements.
(c)Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Participation interests were acquired through the financial institutions indicated parenthetically.
(f)Security is currently in default.
(g)Security is valued in accordance with fair valuation procedures.
(h)Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  C Bond -- Capitalization Bond
  DCB -- Debt Conversion Bond
  DISC -- Discount Bond
  FLIRB -- Front Loaded Interest Reduction Bond
  IRB -- Interest Reduction Bond
  PDI -- Past Due Interest

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .



STATEMENT OF ASSETS AND LIABILITIES (unaudited)
November 30, 2003

ASSETS:
   Investments, at value (Cost -- $451,523,416)................................................... $454,893,166
   Foreign currency, at value (Cost -- $4,201)....................................................        1,405
   Cash...........................................................................................    1,875,720
   Interest receivable............................................................................    7,376,551
   Receivable from broker -- variation margin.....................................................      820,313
   Prepaid expenses...............................................................................        3,101
                                                                                                   ------------
   Total Assets...................................................................................  464,970,256
                                                                                                   ------------

LIABILITIES:
   Loan payable (Note 4)..........................................................................  100,000,000
   Payable for open reverse repurchase agreement..................................................   25,000,000
   Interest payable...............................................................................      385,037
   Management fee payable.........................................................................      288,987
   Accrued expenses...............................................................................      184,212
                                                                                                   ------------
   Total Liabilities..............................................................................  125,858,236
                                                                                                   ------------
Total Net Assets.................................................................................. $339,112,020
                                                                                                   ============

NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares authorized; 24,191,594 shares outstanding).. $     24,192
   Additional paid-in capital.....................................................................  326,696,962
   Overdistributed net investment income..........................................................   (5,345,560)
   Accumulated net realized gain from investment transactions and foreign currencies..............   14,950,675
   Net unrealized appreciation of investments, futures contracts and foreign currencies...........    2,785,751
                                                                                                   ------------
Total Net Assets.................................................................................. $339,112,020
                                                                                                   ============
Net Asset Value, per share ($339,112,020 / 24,191,594 shares outstanding).........................       $14.02
                                                                                                         ======

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .



SCHEDULE OF OPERATIONS (unaudited)
For the Six Months Ended November 30, 2003

INCOME:
   Interest...................................................... $ 17,920,625
                                                                  ------------

EXPENSES:
   Management fee (Note 2).......................................    1,717,291
   Interest expense (Note 4).....................................    1,127,142
   Custody.......................................................       68,530
   Audit and legal...............................................       52,245
   Shareholder communications....................................       50,364
   Directors' fees...............................................       25,070
   Shareholder servicing fees....................................       21,050
   Listing fees..................................................       18,298
   Loan fees.....................................................        8,197
   Insurance.....................................................        4,250
   Other.........................................................        4,854
                                                                  ------------
   Total Expenses................................................    3,097,291
                                                                  ------------
Net Investment Income............................................   14,823,334
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 1, 3 AND 6):
   Realized Gain (Loss) From:
    Investment transactions......................................   41,028,624
    Foreign currency transactions................................      (52,915)
                                                                  ------------
   Net Realized Gain.............................................   40,975,709
                                                                  ------------
   Change in Net Unrealized Appreciation From:
    Investments..................................................  (32,637,040)
    Foreign currencies...........................................       53,001
                                                                  ------------
   Decrease in Net Unrealized Appreciation.......................  (32,584,039)
                                                                  ------------
Net Gain on Investments, Futures Contracts and Foreign Currencies    8,391,670
                                                                  ------------
Increase in Net Assets From Operations........................... $ 23,215,004
                                                                  ============

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .



STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended November 30, 2003 (unaudited) and the Year Ended May 31, 2003

                                                                                          November 30     May 31
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income................................................................ $ 14,823,334  $ 35,687,878
   Net realized gain....................................................................   40,975,709    22,134,421
   Increase (decrease) in net unrealized appreciation...................................  (32,584,039)   35,956,144
                                                                                         ------------  ------------
   Increase in Net Assets From Operations...............................................   23,215,004    93,778,443
                                                                                         ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income................................................................  (19,905,640)  (39,505,644)
                                                                                         ------------  ------------
   Decrease in Net Assets From Distributions to Shareholders............................  (19,905,640)  (39,505,644)
                                                                                         ------------  ------------

FUND SHARE TRANSACTIONS:
   Proceeds from shares issued in reinvestment of dividends (84,679 and 266,970 shares
    issued, respectively)...............................................................    1,226,990     3,083,557
                                                                                         ------------  ------------
   Increase in Net Assets From Fund Share Transactions..................................    1,226,990     3,083,557
                                                                                         ------------  ------------
Increase in Net Assets..................................................................    4,536,354    57,356,356

NET ASSETS:
   Beginning of period..................................................................  334,575,666   277,219,310
                                                                                         ------------  ------------
   End of period*....................................................................... $339,112,020  $334,575,666
                                                                                         ============  ============
* Includes overdistributed net investment income of:....................................  $(5,345,560)    $(210,339)
                                                                                         ============  ============

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



STATEMENT OF CASH FLOWS (unaudited)
For the Six Months Ended November 30, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Interest received...................................................... $  16,160,124
   Operating expenses paid................................................    (1,977,277)
   Net purchases of short-term investments................................   (15,202,000)
   Realized loss on foreign currency transactions.........................       (52,915)
   Net change in unrealized depreciation on futures contracts.............      (581,203)
   Net change in unrealized appreciation on foreign currencies............        53,001
   Net purchases of long-term investments.................................  (649,065,114)
   Proceeds from disposition of long-term investments.....................   648,147,233
   Open receivable from variation margin..................................      (820,313)
   Interest paid..........................................................    (1,135,725)
                                                                           -------------
   Net Cash Flows Used By Operating and Investing Activities..............    (4,474,189)
                                                                           -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash dividends paid on Common Stock....................................   (19,905,640)
   Proceeds from reverse repurchase agreement.............................    25,000,000
   Proceeds from reinvestment of dividends................................     1,226,990
                                                                           -------------
   Net Cash Flows Provided By Financing Activities........................     6,321,350
                                                                           -------------
Net Increase in Cash......................................................     1,847,161
Cash, Beginning of period.................................................        29,964
                                                                           -------------
Cash, End of period....................................................... $   1,877,125
                                                                           =============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations................................. $  23,215,004
                                                                           -------------
   Accretion of discount on investments...................................    (2,633,380)
   Amortization of premium on investments.................................       856,906
   Increase in investments, at value......................................   (85,449,938)
   Decrease in interest receivable........................................        15,973
   Decrease in receivable for investments sold............................    81,157,528
   Decrease in prepaid expenses...........................................        18,298
   Decrease in payable of investments purchased...........................   (20,800,258)
   Decrease in interest payable on loan...................................        (8,583)
   Increase in variation margin receivable................................      (820,313)
   Decrease in accrued expenses...........................................       (25,426)
                                                                           -------------
   Total Adjustments......................................................   (27,689,193)
                                                                           -------------
Net Cash Flows Used By Operating and Investing Activities................. $  (4,474,189)
                                                                           =============

                      See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Emerging Markets Income Fund II Inc. ("Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through the custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f ) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed, at least, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

(g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(h) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(i) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

NOTE 2. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS


The Fund entered into a new investment advisory and administration agreement with Salomon Brothers Asset Management Inc. ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). SBAM provides all management, advisory and administration services for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


NOTE 3. PORTFOLIO ACTIVITY

For the six months ended November 30, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                             Purchases $628,264,856
                                       ============
                             Sales.... $566,989,705
                                       ============

At November 30, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   Gross unrealized appreciation $ 9,918,555
                   Gross unrealized depreciation  (6,548,805)
                                                 -----------
                   Net unrealized appreciation.. $ 3,369,750
                                                 ===========

NOTE 4. LOAN

At November 30, 2003, the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of SBAM, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

NOTE 5. LOAN PARTICIPATIONS/ASSIGNMENTS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At November 30, 2003, the total cost of the Fund's loan participations was $16,271,719.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

NOTE 6. FUTURES CONTRACTS

The Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

At November 30, 2003, the Fund had the following open futures contracts:

  Sold                Number of                            Market    Unrealized
Contracts             Contracts Expiration Basis Value     Value        Loss
---------             --------- ---------- ------------ ------------ ----------
U.S. Treasury 10 Year
  Note...............   1,250     12/03    $139,926,609 $140,507,812 $(581,203)

NOTE 7. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price market-to-market daily (including accrued interest), and subsequently monitors the account to ensure that sure equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2003 were as follows:

                                        Average     Weighted      Maximum
                                         Daily       Average      Amount
Fund                                    Balance   Interest Rate Outstanding
----                                   ---------- ------------- -----------
Emerging Markets Income Fund II .      $3,879,781     1.15%     $15,000,000

Interest rates on reverse repurchase agreements ranged from 1.10% to 1.20% during the six months ended November 30, 2003. Interest expense on reverse repurchase agreements totaled $22,695.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


In addition, at November 30, 2003, the Fund had the following open reverse repurchase agreements:

   Face
  Amount                                Security                                Value
----------- ---------------------------------------------------------------- -----------
$10,000,000 Reverse Repurchase Agreement with CS First Boston Corp., dated 10/23/03 bearing 1.100% to be repurchased at
              $10,090,139 on 8/17/04, collateralized by: $11,816,249 Federal
              Republic of Brazil, 11.000% due 8/17/40....................... $10,000,000
15,000,000  Reverse Repurchase Agreement with J.P. Morgan Chase & Co., dated 11/5/03 bearing 1.200% to be repurchased at
              $15,080,000 on 4/15/04, collateralized by: $18,600,000 Federal
              Republic of Brazil, FLRIB, Series L, Bearer, 2.000% due
              4/15/09.......................................................  15,000,000
                                                                             -----------
            Total Reverse Repurchase Agreements
              (Cost -- $25,000,000)......................................... $25,000,000
                                                                             ===========

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 2003, the Fund has a concentration of risk in sovereign debt of emerging market countries.

NOTE 9. OPTION CONTRACTS

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 2003, the Fund did not hold any purchased call or put option contracts.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the six months ended November 30, 2003, the Fund did not enter into any written covered call or put option contracts.

NOTE 10. DIVIDEND SUBSEQUENT TO NOVEMBER 30, 2003

On October 24, 2003, the Board of Directors of the Fund declared a short term capital gain of $0.4125 per share from net investment income. The dividend is payable on December 26, 2003 to shareholders of record on December 16, 2003.

NOTE 11. ADDITIONAL INFORMATION

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


FINANCIAL HIGHLIGHTS


Data for a share of common stock outstanding throughout the year ended May 31, unless otherwise noted:

                                                 2003(1)(2)    2003(2)    2002      2001      2000       1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............    $13.88      $11.63    $11.53    $10.84     $9.71    $15.03
                                                    ------      ------    ------    ------     -----    ------
Income (Loss) From Operations:
   Net investment income (3)....................      0.62        1.49      1.37      1.80      1.36      1.78
   Net realized and unrealized gain (loss) (3)..      0.35        2.40      0.37      0.54      1.41     (4.45)
                                                      --          --        --        --        --       -----
Total Income (Loss) From Operations.............      0.97        3.89      1.74      2.34      2.77     (2.67)
                                                      --          --        --        --        --       -----
Less Distributions From:
   Net investment income........................     (0.83)      (1.65)    (1.65)    (1.65)    (1.65)    (1.80)
   Net realized gains...........................        --          --        --        --        --     (0.88)
                                                 -            -         -         -         -            -----
Total Distributions.............................     (0.83)      (1.65)    (1.65)    (1.65)    (1.65)    (2.68)
                                                     -----       -----     -----     -----     -----     -----
Increase in Net Asset Value Due to Shares
 Issued on Reinvestment of Dividends............        --        0.01      0.01        --      0.01      0.03
                                                 -                --        --    -             --        --
Net Asset Value, End of Period..................    $14.02      $13.88    $11.63    $11.53    $10.84     $9.71
                                                    ======      ======    ======    ======    ======     =====
Market Value, End of Period.....................    $16.72      $15.53    $13.88    $12.65  $10.8125   $11.875
                                                    ======      ======    ======    ======  ========   =======
Total Return, Based on Market Price
 Per Share (4)..................................     13.88%++    28.76%    26.23%    35.06%     5.83%    (0.43)%
Ratios to Average Net Assets:
   Total expenses, including interest expense...      1.89%+      2.37%     3.06%     4.55%     4.45%     4.00%
   Total expenses, excluding interest expense
    (operating expenses)........................      1.20%+      1.37%     1.40%     1.37%     1.39%     1.35%
   Net investment income (3)....................      9.06%+     13.59%    13.60%    15.41%    13.52%    17.52%
Supplemental Data:
Net Assets, End of Period (000s)................  $339,112    $334,576  $277,219  $271,898  $254,060  $225,007
Portfolio Turnover Rate.........................       138%        237%      233%      225%       93%      148%
Loan Outstanding, End of Period (000s)..........  $100,000    $100,000  $100,000  $100,000  $100,000  $100,000
Asset Coverage (000s)...........................  $439,112    $434,576  $377,219  $371,898  $354,010  $325,507
Asset Coverage for Loan Outstanding.............       439%        435%      377%      372%      354%      326%
Weighted Average Loan (000s)....................  $100,000    $100,000  $100,000  $100,000  $100,000  $100,000
Weighted Average Interest Rate on Loans.........      2.17%       2.60%     4.40%     8.55%     7.55%     6.11%

--------------------------------------------------------------------------------

(1)For the six months ended November 30, 2003 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(4)For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.


ADDITIONAL SHAREHOLDER INFORMATION (unaudited)


Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Income Fund II Inc. was held on September 18, 2003, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors*

Nominees                              Votes For  Votes Withheld
--------                              ---------- --------------

Carol L. Colman..................     22,379,997    276,963
Daniel P. Cronin.................     22,382,382    274,578
William R. Hutchinson............     22,384,065    272,895

At November 30, 2003, in addition to Carol L. Colman, Daniel P. Cronin and William R. Hutchinson, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
Riordan Roett
Jeswald W. Salacuse

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of the Salomon Brothers Emerging Markets Income Fund II Inc. will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)


If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC .


FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                               -----------------

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.



DIRECTORS

CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
WILLIAM R. HUTCHINSON
RIORDAN ROETT
JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN, CFA
    Chairman and Chief Executive Officer
PETER J. WILBY, CFA
    President
ANDREW B. SHOUP
    Senior Vice President and Chief Administrative Officer
JAMES E. CRAIGE, CFA
    Executive Vice President
THOMAS K. FLANAGAN, CFA
    Executive Vice President
FRANCES M. GUGGINO
    Controller
ROBERT I. FRENKEL
    Secretary and Chief Legal Officer


SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

INDEPENDENT AUDITORS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EDF

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





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


          SALOMON BROTHERS

          EMERGING MARKETS

          INCOME FUND II INC.


          SEMI-ANNUAL REPORT

          [GRAPHIC]
          November 30, 2003

          SALOMON BROTHERS
          Asset Management

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

                                                                  EDFSEMI 11/03
                                                                        03-5887

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

         Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Not applicable.

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund II Inc.

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Salomon Brothers Emerging Markets Income Fund II Inc.

Date: January 30, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ R. Jay Gerken
     (R. Jay Gerken)
     Chief Executive Officer of
     Salomon Brothers Emerging Markets Income Fund II Inc.

Date: January 30, 2004

By:   /s/ Andrew B. Shoup
      (Andrew B. Shoup)
      Chief Administrative Officer of
      Salomon Brothers Emerging Markets Income Fund II Inc.

Date: January 30, 2004